OPTION AGREEMENT


        THIS AGREEMENT, made this 4th day of November, 1998, by and between APPROVED FINANCIAL CORP., a Virginia corporation (the "Company"), and ERIC S. YEAKEL (the "Optionee").

                                   WITNESSETH:

        WHEREAS, the Optionee is now employed by the Company in a key capacity and the Company desires to afford Optionee the opportunity to acquire, or enlarge stock ownership in the Company so that Optionee may have a direct proprietary interest in the Company's success;

        NOW, THEREFORE, in consideration of the covenants and agreement herein contained, the parties hereto hereby agree as follows:

                                    SECTION 1
                             GRANT, PRICE AND SHARES

        Subject to the terms and conditions set forth herein, the Company hereby grants the Optionee, during the period commencing on the date of this Agreement and ending ten (10) years from the date hereof (or five (5) years if Optionee is a Ten Percent (10%) Shareholder), the right and option (the "Option") to purchase from the Company, at a price of $4.00 per share (which price shall be multiplied by 110% if Optionee is a Ten Percent (10%) Shareholder), up to, but not exceeding in the aggregate 12,500 shares of the Company's Common Stock (the "Stock").

                                    SECTION 2
                                    EXERCISE

        Subject to the terms and conditions set forth herein, the Option may be exercised in whole at any time or in part from time to time by the Optionee during the period set forth in Section 1.

                                    SECTION 3
                           INVESTMENT REPRESENTATIONS

        The Optionee represents and warrants that Optionee has acquired this Option for investment and not with a view to distribution and agrees to acquire all shares provided hereunder for investment and not with a view to distribution and upon each exercise of this Option will deliver to the Company a written representation to such effect in form prepared by counsel to the Company.

                                    SECTION 4
                               RECEIPT OF THE PLAN

        The Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto as Exhibit A, and made a part of this Agreement and Optionee represents that he or she is familiar with the terms and provisions thereof. The Optionee hereby accepts this Option subject to all the terms and provisions of the Plan which are deemed incorporated herein. The Optionee hereby agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee as defined in the Plan.

                                    SECTION 5
                        PROPER FORM OF NOTICE OF EXERCISE

        Optionee agrees that in order to exercise any option he or she will provide notice in the form of Exhibit B attached hereto to the Company and prior to providing said notice will be certain that all representations contained therein are true and accurate including the receipt by Optionee of the documents specified therein.

                                    SECTION 6
                               NONTRANSFERABILITY

        Any Option granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Optionee to whom the Option is granted, may be exercised only by the Optionee. No right or interest of an Optionee in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Optionee.

                                    SECTION 7
                            EXERCISE OF STOCK OPTIONS

        a. EXERCISE. Except as otherwise provided elsewhere herein, if Optionee shall not in any given period exercise any part of an Option which has become exercisable during that period, the Optionee's right to exercise such part of the Option shall continue until expiration of the Option or any part thereof as may be provided in this Agreement. No Option shall, except as provided in
Section 17 hereof, become exercisable until one (1) year following the date of grant, and an Option first becomes exercisable as to one-third (1/3) of the Option Shares called for thereby during the second year following the date of the grant, as to an additional one-third (1/3) during the third year and as to the remaining one-third (1/3) during the fourth year. No Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

        b. NOTICE AND PAYMENT. Options granted hereunder shall be exercised by written notice delivered to the Company specifying the number of Option Shares with respect to which the Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided.

        c. PAYMENT OF EXERCISE PRICE. The exercise price of any Option Shares purchased upon the proper exercise of an Option shall be paid in full at the time of each exercise of an Option in cash or check and/or in Common Stock of the Company which, when added to the cash payment, if any, has an aggregate fair market value equal to the full amount of the exercise price of the Option, or part thereof, then being exercised. Payment by Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Company of his intention to exercise all or part of an Option. If all or any part of a payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Company of all required share certificates, and all stock powers and all other required transfer documents necessary to transfer the shares of Common Stock to the Company. In addition, Options may be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker or bank to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price and any applicable tax withholding. The date of exercise shall be deemed to be the date the Company receives the notice subject to Company counsel's satisfaction of compliance with all laws and regulations.

        d. Minimum Exercise. Not less than ten (10) Option Shares may be purchased at any one time upon exercise of an Option unless the number of shares purchased is the total number which remains to be purchased under the Option.

                                    SECTION 8
                              SHAREHOLDER APPROVAL

               The Plan previously received Shareholder approval.

                                    SECTION 9
                     COMPLIANCE WITH LAW AND REPRESENTATIONS OF OPTIONEE

        No shares of Common Stock shall be issued upon exercise of any Option, and Optionee shall have no right or claim to such shares, unless and until: (i) payment in full has been received by the Company with respect to the exercise of any Option; (ii) in the opinion of the counsel for the Company, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Company the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Option, or made other arrangements satisfactory to the Company, in its sole discretion, to satisfy applicable income tax withholding requirements, and (iv) execution by Optionee and the Company of this Agreement and compliance with all requirements in this Agreement, including but not limited to required notices, representations, warranties and covenants contained herein or as may be requested by the Committee or counsel for the Company.

        Unless the shares of Common Stock have been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, Optionee shall: (i) by and upon the exercise of an Option, or a part thereof, furnish evidence satisfactory to counsel for the Company, including written and signed representations to the effect that the Common Stock is being acquired for investment purposes and not for resale or distribution, and that the Common Stock being acquired shall not be sold or otherwise transferred by the Optionee except in compliance with the registration provisions under the Securities Act of 1933, as amended, or an applicable exemption therefrom. Furthermore, the Company, at its sole discretion, to assure itself that any sale or distribution by the Optionee complies with this Plan and any applicable federal or state securities law, may take all reasonable steps, including placing stop transfer instructions with the Company's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Committee shall require) on certificates evidencing the shares:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO APPROVED FINANCIAL CORP., THAT REGISTRATION IS NOT REQUIRED.

                                   SECTION 10
                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        In the event of any change in the number of issued and outstanding shares of stock of the Company which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Company such as merger, consolidation, reorganization or recapitalization, the Committee shall appropriately adjust (a) the maximum number of shares which may be issued under the Plan, (b) the number of shares subject to each outstanding Option, and (c) the price per share thereof (but not the total price), so that upon exercise of the Option, the Optionee shall receive the same number of shares he or she would have received had he or she been holder of all shares subject to his or her outstanding Options immediately before the effective date of such change in the number of issued shares of stock of the Company. Such adjustment shall not result in the issuance of fractional shares.

        The foregoing adjustments shall be made by the Committee, subject to approval by the Board of Directors. No Option granted pursuant to the Plan shall be adjusted in a manner that causes the Option to fail to continue to qualify as an "Incentive Option" within the meaning of Section 422A of the Internal Revenue Code or to fail to comply with Rule 16b-3 of the Securities Exchange Act of 1934 or regulations thereunder. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or consolidate or dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                   SECTION 11
                              RIGHTS AS SHAREHOLDER

        Optionee shall have no rights with respect to any shares covered by an Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 16 hereof.

                                   SECTION 12
                      TERMINATION OR AMENDMENT OF THE PLAN

        The Board of Directors may without the consent of the shareholders, at any time, suspend, amend, or terminate the Plan, provided that except as set forth in Section 10 hereof, no amendment may be adopted that will: (A) increase the number of shares reserved for Options under the Plan; (b) change the Option price or the method of determining the Option price; (c) change the provisions required for compliance with Section 422A of the Internal Revenue Code and Regulations issued thereunder; or (d) cause noncompliance with Rule 16b-3. The Board of Directors may amend the Plan to the extent permitted by law if they deem it advisable in order to comply with the applicable Internal Revenue Code provisions and with Rule 16b-3. The Board shall not amend the Plan so as to materially increase the benefits accruing to participants under the Plan or materially modify the requirements for eligibility for participation in the Plan without the approval of the shareholders of the Company. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted hereunder.

                                   SECTION 13
                                   AFFILIATION

        Except as provided in Section 14 hereof, if, for any reason other than disability or death, an Optionee ceases to be affiliated with the Company or a Subsidiary as an employee, the Options granted to such Optionee shall expire on the expiration dates specified for said Options at the time of their grant, or three (3) months after the Optionee ceases to be so employed, whichever is earlier. During such period after cessation of employment, such Options shall be exercisable only as to those increments, if any which had become exercisable as of the date on which such Optionee ceased to be so employed with the Company or the Subsidiary, and any Options or increments which had not become exercisable as of such date shall expire automatically on such date.

                                   SECTION 14
                              TERMINATION FOR CAUSE

        If Optionee's employment by or service as a Director with the Company or a Subsidiary is terminated for cause, the Options granted shall automatically expire and terminate in their entirety immediately upon such termination; provided, however, that the Committee may, in its sole discretion, within thirty
(30) days of such termination, reinstate such Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Options only to such extent, for such time, and upon such terms and conditions as if the Optionee had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. The Committee shall within its sole discretion determine whether termination was for cause. The determination of the Committee with respect thereto shall be final and conclusive. For the purpose of this Section 14 "cause" shall include but is not limited to: (i) a breach of any employment agreement or any policy, rule, instruction, or order of the Company; (ii) any act or omission by Optionee which involves moral turpitude, gross negligence, dishonesty, bad faith, conflict of interest, intentionally lying to the Company, taking action prohibited by the Company, or breach of fiduciary duty; (iii) violation of any law or regulation applicable to the business of the Company; (iv) repeated neglect of duties; or
(v) failure to follow any lawful directive from the President or Board of Directors.

                                   SECTION 15
                                DEATH OF OPTIONEE

        If Optionee dies while employed by or serving as a Director with the Company or a Subsidiary, or during the three-month period referred to in Section 13 hereof, the Options granted to such Optionee shall expire on the expiration dates specified for said Options at the time of their grant, or six (6) months after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Agreements, the person or persons to whom such Optionee's rights under the Options shall have passed by will or by the applicable laws of descent and distribution, or the executor of administrator of the Optionee's estate, shall have the right to exercise such Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

                                   SECTION 16
                             DISABILITY OF OPTIONEE

        If Optionee is disabled while employed by or serving as a Director of the Company or a Subsidiary or during the three-month period referred to in
Section 13 hereof, the Options granted to Optionee shall expire on the expiration dates specified for said Options at the time of their grant, or one
(1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by or affiliated with the Company or a Subsidiary as a result of the disability. An Optionee shall be deemed to be "disabled" if it shall appear to the Committee, upon written certification delivered to the Company of a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in the Optionee's death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Committee shall have the right (but not the obligation) to obtain and to rely solely upon the opinion of a duly licensed medical doctor appointed by the Committee. The Committee shall have the right to require any other proof deemed appropriate to the Committee.

                                   SECTION 17
                            EFFECT OF CERTAIN CHANGES

        a. LIQUIDATING EVENT. In the event of the proposed dissolution or liquidation of the Company, or in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off (each, a "Liquidating Event"), the Committee may provide that the holder of any Stock Options then exercisable shall have the right to exercise such Stock Options (at the price provided in the agreement evidencing the Stock Options) subsequent to the Liquidating Event, and for the balance of its term, solely for the kind and amount of shares of Stock and other securities, property, cash or any combination thereof receivable upon such Liquidating Event by a holder of the number of shares of Stock for or with respect to which such Stock Options might have been exercised immediately prior to such Liquidating Event; or the Committee may provide, in the alternative, that each Stock Option granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days written notice of the date so fixed shall be given to each Optionee and if such notice is given, each Optionee shall have the right, during the period of 30 days preceding such termination, to exercise his or her Stock Options as to all or any part of the shares of Stock covered thereby, without regard to any installment or vesting provisions in his or her Stock Options agreement, on the condition, however, that the Liquidating Event actually occurs; and if the Liquidating Event actually occurs, such exercise shall be deemed effective (and, if applicable, the Optionee shall be deemed a shareholder with respect to the Stock Options exercised) immediately preceding the occurrence of the Liquidating Event (or the date of record for shareholders entitled to share in such Liquidating Event, if a record date is set).

        b. MERGER OR CONSOLIDATION. In the case of any capital reorganization, any reclassification of the Stock (other than a change in par value or recapitalization described in Section 10 of the Plan), or the consolidation of the Company with, or a sale of substantially all of the assets of the Company to (which sale is followed by a liquidation or dissolution of the Company), merger of the Company with another person or change of control ("change of control" being defined herein to mean: the transfer or sale by Allen D. Wykle of all or substantially all of his stock in the company (a "Reorganization Event"), the Optionee shall have the right, exercisable during a 10 day period ending on the fifth day prior to the Reorganization Event (or ending on the fifth day prior to the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set), to exercise his or her rights as to all or any part of the shares of Stock covered thereby, without regard to any installment or vesting provisions in his or her Stock Options agreement, on the condition, however, that the Reorganization Event is actually effected; and if the Reorganization Event is actually effected, such exercise shall be deemed effective (and, if applicable, the Optionee shall be deemed a shareholder with respect to the Stock Options exercised) immediately preceding the effective time of the Reorganization Event (or on the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set).

        c. DECISION OF COMMITTEE FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided, however, that each Incentive Stock Option granted pursuant to the Plan shall not be adjusted without the prior consent of the holder thereof in a manner that causes such Stock Option to fail to continue to qualify as an Incentive Stock Option.

        d. NO OTHER RIGHTS. Except as expressly provided in this Section 17, no Optionee shall have any rights by reason of any subdivision or consolidation of shares of Stock or the payment of any dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any Liquidating Event, merger, or consolidation of assets or stock of another corporation, or any other issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and except as provided in this
Section 17, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price or shares of Stock subject to Stock Options. The grant of Stock Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

                                   SECTION 18
                              EFFECT ON EMPLOYMENT

        Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan (or any part thereof) shall confer upon any Director any right to continue on the Board or confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to remove any Director or terminate the employment of any employee at any time with or without assigning a reason therefor.

                                   SECTION 19
                  DISQUALIFYING DISPOSITION; WITHHOLDING TAXES

        a. DISQUALIFYING DISPOSITION. Optionees who make a "disposition" (as defined in the Code) of all or any of the Stock acquired through the exercise of Stock Options within two years from the date of grant of the Stock Option, or within one year after the issuance of Stock relating thereto, must immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Stock; and each Optionee agrees that he or she shall maintain all such Stock in his or her name so long as he or she maintains beneficial ownership of such Stock. A "disposition" within two years from the date of grant of the stock option or within one year after the issuance of the stock upon exercise of the option, will cause Employee to recognize income in the year of the disqualifying disposition.

        b. WITHHOLDING REQUIRED. Each Optionee shall, no later than the date as of which the value derived from Stock Options first becomes includable in the gross income of the Optionee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Stock Options or their exercise. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Optionee shall, to the extent permitted by law, have the right to request that the Company deduct any such taxes from any payment of any kind otherwise due to the Optionee.

        c. WITHHOLDING RIGHT. The Committee may, in its discretion, grant to an Optionee the right (a "Withholding Right") to elect to make such payment by irrevocably requiring the Company to withhold from shares issuable upon exercise of the Stock Options that number of full shares of Stock having a Fair Market Value on the Tax Date (as defined below) equal to the amount (or portion of the amount) required to be withheld. The Withholding Right may be granted with respect to all or any portion of the Stock Options.

        d. EXERCISE OF WITHHOLDING RIGHT. To exercise a Withholding Right, the Optionee must follow the election procedures set forth below, together with such additional procedures and conditions as may be set forth in the related Stock Option Agreement or otherwise adopted by the Committee.

               (i) The Optionee must deliver to the Company his or her written notice of election (the "Election") to have the Withholding Right apply to all (or a designated portion) of his or her Stock Options prior to the date of exercise of the Right to which it relates.

               (ii) Unless disapproved by the Committee as provided in Subsection (iii) below, the Election once made will be irrevocable.

               (iii) No Election is valid unless the Committee consents to the Election; the Committee has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Committee has not consented to the Election on or prior to the date that the amount of tax to be withheld is, under applicable federal income tax laws, fixed and determined by the Company (the "Tax Date"), the Election will be deemed approved.

               (iv) If the Optionee on the date of delivery of the Election to the Company is a person subject to Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the following additional provisions will apply:

                      (A) the Election cannot be made during the six calendar
               month period commencing with the date of the grant of the Withholding Right (even if the Stock Options to which such Withholding Right relates have been granted prior to such date); provided, that this Subsection (A) is not applicable to any Optionee at any time subsequent to the death, Disability or Retirement of the Optionee;

                      (B) the Election (and the exercise of the related Stock
               Option) can only be made during the specific period expressly provided in Rule 16b-3(e)(3); and

                      (C) notwithstanding any other provision of this Section,
               no Person subject to section 16(b) of the Exchange Act shall have the right to make any Election unless the Company has been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least a year prior to the transaction and has filed all reports and statements required to be filed pursuant to that Section for that year.

        e. EFFECT. If the Committee consents to an Election of a Withholding
        Right:

               (i) upon the exercise of the Stock Options (or any portion thereof) to which the Withholding Right relates, the Company will withhold from the shares otherwise issuable that number of full shares of Stock having an actual Fair Market Value equal to the amount (or portion of the amount, as applicable) required to be withheld under applicable federal, state and/or local income tax laws as a result of the exercise; and

               (ii) if the Optionee is then a person subject to Section 16(b) of the Exchange Act who has made an Election, the related Stock Options may not be exercised, nor may any shares of Stock issued pursuant thereto be sold, exchanged or otherwise transferred, unless such exercise, or such transaction, complies with an exemption from Section 16(b) provided under Rule 16b-3.

                                   SECTION 20
                                  UNFUNDED PLAN

        The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by granted under the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

                                   SECTION 21
                                     NOTICES

        All notices and demands of any kind which the Committee, or any Optionee, or other person may be required or desires to give under the terms of this Plan shall be in writing and shall be delivered in hand to the person or persons to whom addressed (in the case of the Committee, with the Chief Executive Officer or Chief Financial Officer, or Secretary of the Corporation), or by mailing a copy thereof, properly addressed, by certified or registered mail, postage prepaid, with return receipt requested. Notice to Optionee, if mailed, shall be mailed to the last known address of Optionee.

                                   SECTION 22
                    LIMITATION ON OBLIGATIONS OF THE COMPANY

        All obligations of the Company arising under or as a result of this Plan or Options granted hereunder shall constitute the general unsecured obligations of the Company, and not of the Board of Directors of the Company, any member thereof, the Committee, any member thereof, any officer of the Company, or any other person or any Subsidiary, and none of the foregoing, except the Company, shall be liable for any debt, obligation, cost or expense hereunder.

                                   SECTION 23
                                  SEVERABILITY

        If any provision of this Plan is applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

                                   SECTION 24
                                  CONSTRUCTION

        Where the context or construction requires, all words applied int he plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

                                   SECTION 25
                                    HEADINGS

        The headings of the several paragraphs herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

                                   SECTION 26
                                   SUCCESSORS

        This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Company and Optionees.

                                   SECTION 27
                                  GOVERNING LAW

        The provisions of this Plan shall be construed in accordance with the laws of the State of Virginia.

               IN WITNESS WHEREOF, the parties have attached their signatures as follows:

                            APPROVED FINANCIAL CORP.


                                 By:

                                 OPTIONEE:



                                 Eric S. Yeakel

                                                                      EXHIBIT A
                           INCENTIVE STOCK OPTION PLAN

                                    SECTION 1
                                   DEFINITIONS

        a. AFFILIATE means any "subsidiary" or "parent" corporation (within the meaning of Section 422A of the Code) of the Company. "Subsidiary" means a corporation, of which not less than 50% of the voting control is held by the Company or a Subsidiary whether now existing or hereinafter organized or acquired by the Company or a Subsidiary.

        b. AGREEMENT means a written agreement (including any amendment or supplement thereto) between the Company and an Optionee specifying the terms and conditions of an Option granted to such Optionee.

        c. BOARD means the Board of Directors of the Company.

        d. CODE means the Internal Revenue Code of 1954, as amended, and the Internal Revenue Code of 1986, and any amendments thereto.

        e. COMMITTEE means the Plan Committee of the Board of Directors as specified in Section 4. Only members of the Board of Directors who qualify as "disinterested persons" under this Plan pursuant to the provisions of Rule 16b-3(c)(2)(i) as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934 may be appointed as members of the Committee of the Board of Directors. The Board of Directors of the Company shall have the right, in its sole and absolute discretion, to remove or replace any person from or on the Committee at any time for any reason whatsoever.

        f. COMMON STOCK means the common stock of the Company.

        g. COMPANY means Approved Financial Corp.

        h. DIRECTOR means a member of the Board.

        i. ELIGIBLE PARTICIPANTS means all employees (whether or not they are also officers or directors) of the Company or any Subsidiary.

        j. FAIR MARKET VALUE means, on any given date the arithmetical average between the bid and asked price of the Common Stock on the Bulletin Board of the over-the-counter market (or if trading on the NASDAQ, then on the NASDAQ) on such date, or if the stock market is closed on such date, the next preceding date on which it was open.

        k. INCENTIVE STOCK OPTION means a Stock Option which is an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

        l. OPTION means a stock option that entitles the holder to purchase from the Company a stated number of shares of Common Stock at the price set forth in an Agreement.

        m. OPTIONEE means any Eligible Participant to whom a Stock Option has been granted pursuant to this Plan, provided that at least part of the Stock Option is outstanding and unexercised.

        n. OPTION SHARES means Common Stock covered by and subject to any outstanding unexercised Stock Option granted pursuant to this Plan.

        o. PLAN means the Approved Financial Corp. 1996 Incentive Stock Option Plan.

        p. TEN PERCENT SHAREHOLDER means any individual owning more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of an Affiliate. An individual shall be considered to own any voting stock owned (directly or indirectly) by or for brothers, sisters, spouse, ancestors or lineal descendants and shall be considered to own proportionately any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust of which such individual is a shareholder, partner or beneficiary.

                                    SECTION 2
                                     PURPOSE

        The purpose of this Incentive Stock Option Plan (the "Plan") is to promote the interest of Approved Financial Corp. (the "Company") and its shareholders by providing additional incentive to those key individuals of the Company whose judgment, initiative and efforts will be largely responsible for the Company's successful operation. By encouraging such individuals to purchase shares of Common Stock of the Company, the Company seeks to motivate these key individuals by giving them an increased proprietary interest in the Company and its success.

                                    SECTION 3
                             ELIGIBILITY AND GRANTS

        Any employee (including officers and directors who are employees) of the Company or of any Affiliate who, in the judgment of the Committee, has contributed or can be expected to contribute to the profits or growth of the Company or an Affiliate and who is not a member of the Committee may be granted one or more Options.

        The Committee will designate individuals to whom Options are to be granted and will specify the number of shares of Common Stock subject to each grant. All Options granted under the Plan shall be evidenced by Agreements that shall be subject to applicable provisions of the Plan and to such other provisions as the Committee may adopt. No Eligible Participant may be granted Incentive Stock Options (under all incentive stock option plans of the Company and Affiliates) which are first exercisable in any calendar year for stock having an aggregate fair market value (determined as of the date an Option is granted) exceeding $100,000.

                                    SECTION 4
                           ADMINISTRATION OF THE PLAN

        The Plan shall be administered by a committee of two or three members (provided it is not less than the minimum number of persons from time to time required by both Rule 16b-3 and Section 162(m) of the Code) of the Board of Directors of the Company (hereinafter called the "Committee"). The Committee's members shall be appointed by the Board of Directors of the Company and all members of the Committee shall serve at the pleasure of the Board. The Committee shall hold meetings at such times and places as it may determine. If the Committee has two members then all actions must be unanimous. If the Committee has three members all three shall be required for a quorum but a majority vote will be binding. The Committee may act by unanimous written consent of all members without a meeting. The Committee shall from time to time at its discretion determine which key individuals shall be granted Options and the amount of stock covered by such Options. No director while a member of the Committee shall be eligible to receive an Option under the Plan.

        The Committee shall have the sole authority and power, subject to the express provisions and limitations of the Plan, to construe the Plan and Agreements granted hereunder, and to adopt, prescribe, amend, and rescind rules and regulations relating to the Plan, and to make all determinations necessary or advisable for administering the Plan. The interpretation by the Committee of any provision of the Plan or of any Agreement entered into hereunder shall be in accordance with Section 422A of the Internal Revenue Code of 1954, as amended, and the Regulations issued thereunder, as such Section or Regulations may be amended from time to time, in order that the rights granted hereunder and under said Agreements shall constitute "Incentive Stock Options" within the meaning of such Section. Such interpretation shall also be in compliance with Rule 16b-3 of the Securities Exchange Act of 1934 and regulations thereunder. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted hereunder shall be final and conclusive, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

                                    SECTION 5
                            STOCK SUBJECT TO OPTIONS

        The maximum aggregate number of shares of Common Stock that may be issued pursuant to Options granted under the Plan is 31,500, subject to adjustment as provided in Section 16. If an Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Option or portion thereof may be reallocated to other Options to be granted under the Plan. The shares may be authorized but unissued shares.

                                    SECTION 6
                                  OPTION PRICE

        a. The price per share for Common Stock purchased by the exercise of any Option granted under the Plan shall be determined by the Committee on the date the Option is granted; provided, however, that the price per share shall not be less than the Fair Market Value on the date of grant.

        b. An Option granted hereunder to an Eligible Participant who is a Ten Percent Shareholder at the date of the grant of the Option shall not qualify as an Incentive Stock Option unless: (i) the purchase price of the Option Shares subject to said Option is at least one hundred and ten percent (110%) of the Fair Market Value of the Option Shares, determined as of the date said Option is granted. The attribution rules of Section 425(d) of the Internal Revenue Code of 1986 as amended, shall apply in the determination of indirect ownership of stock.

                                    SECTION 7
                              MAXIMUM OPTION PERIOD

        No Option shall be exercisable after the expiration of ten years from the date the Option was granted. For Ten Percent Shareholders no Option shall be exercisable after five (5) years from the date it is granted. The terms of any Option may provide that it is exercisable for a period less than such maximum period.

                                    SECTION 8
                                WRITTEN AGREEMENT

        The details of each grant of Options shall be evidenced by an Agreement covering terms and conditions, not inconsistent with the Plan, as the Committee shall approve. Such Agreement shall be signed by each Optionee.

                                    SECTION 9
                               NONTRANSFERABILITY

        Any Option granted under the Plan shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Optionee to whom the Option is granted, may be exercised only by the Optionee. No right or interest of an Optionee in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Optionee.

                                   SECTION 10
                            EXERCISE OF STOCK OPTIONS

        a. EXERCISE. Except as otherwise provided elsewhere herein, if an Optionee shall not in any given period exercise any part of an Option which has become exercisable during that period, the Optionee's right to exercise such part of the Option shall continue until expiration of the Option or any part thereof as may be provided in the related Agreement. No Option shall, except as provided in Section 23 hereof, become exercisable until one (1) year following the date of grant, and an Option first becomes exercisable as to one-third (1/3) of the Option Shares called for thereby during the second year following the date of the grant, as to an additional one-third (1/3) during the third year and as to the remaining one-third (1/3) during the fourth year. No Option or part thereof shall be exercisable except with respect to whole shares of Common Stock, and fractional share interests shall be disregarded except that they may be accumulated.

        b. NOTICE AND PAYMENT. Options granted hereunder shall be exercised by written notice delivered to the Company specifying the number of Option Shares with respect to which the Option is being exercised, together with concurrent payment in full of the exercise price as hereinafter provided.

        c. PAYMENT OF EXERCISE PRICE. The exercise price of any Option Shares purchased upon the proper exercise of an Option shall be paid in full at the time of each exercise of an Option in cash or check and/or in Common Stock of the Company which, when added to the cash payment, if any, has an aggregate fair market value equal to the full amount of the exercise price of the Option, or part thereof, then being exercised. Payment by an Optionee as provided herein shall be made in full concurrently with the Optionee's notification to the Company of his intention to exercise all or part of an Option. If all or any part of a payment is made in shares of Common Stock as heretofore provided, such payment shall be deemed to have been made only upon receipt by the Company of all required share certificates, and all stock powers and all other required transfer documents necessary to transfer the shares of Common Stock to the Company. In addition, Options may be exercised and payment made by delivering a properly executed exercise notice together with irrevocable instructions to a broker or bank to promptly deliver to the Company the amount of sale proceeds necessary to pay the exercise price and any applicable tax withholding. The date of exercise shall be deemed to be the date the Company receives the notice subject to execution of the Agreement and Company counsel's satisfaction of compliance with all laws and regulations.

        d. MINIMUM EXERCISE. Not less than ten (10) Option Shares may be purchased at any one time upon exercise of a Option unless the number of shares purchased is the total number which remains to be purchased under the Option.

                                   SECTION 11
                             EFFECTIVE DATE OF PLAN

        This Plan shall become effective upon adoption by the Board of Directors of the Corporation; provided that the Plan shall be submitted for approval by the stockholders of the Corporation no later than twelve (12) months after the date of adoption of the Plan by the Board of Directors. Should the stockholders of the Corporation fail to approve the Plan within such twelve-month period, all Options granted hereunder shall be and become null and void. The Board of Directors approved the Plan on June 19, 1996.

                                   SECTION 12
                                   TERMINATION

        Unless previously terminated as aforesaid, the Plan shall automatically terminate on June 18, 2006. No Options shall be granted under the Plan thereafter, but such termination shall not affect any Option granted before such date.

                                   SECTION 13
               COMPLIANCE WITH LAW AND REPRESENTATIONS OF OPTIONEE

        No shares of Common Stock shall be issued upon exercise of any Option, and an Optionee shall have no right or claim to such shares, unless and until:
(i) payment in full has been received by the Company with respect to the exercise of any Option; (ii) in the opinion of the counsel for the Company, all applicable requirements of law and of regulatory bodies having jurisdiction over such issuance and delivery have been fully complied with; (iii) if required by federal or state law or regulation, the Optionee shall have paid to the Company the amount, if any, required to be withheld on the amount deemed to be compensation to the Optionee as a result of the exercise of his or her Option, or made other arrangements satisfactory to the Company, in its sole discretion, to satisfy applicable income tax withholding requirements, and (iv) execution by Optionee and the Company of the Agreement and compliance with all requirements in the Agreement, including but not limited to required notices, representations, warranties and covenants contained therein or as may be requested by the Committee or counsel for the Company.

        Unless the shares of Common Stock covered by this Plan have been registered with the Securities and Exchange Commission pursuant to the registration requirements under the Securities Act of 1933, each Optionee shall:
(i) by and upon accepting shares or an Option, represent and agree in writing, that the Common Stock will be acquired for investment purposes and not for resale or distribution; and (ii) by and upon the exercise of an Option, or a part thereof, furnish evidence satisfactory to counsel for the Company, including written and signed representations to the effect that the Common Stock is being acquired for investment purposes and not for resale or distribution, and that the Common Stock being acquired shall not be sold or otherwise transferred by the Optionee except in compliance with the registration provisions under the Securities Act of 1933, as amended, or an applicable exemption therefrom. Furthermore, the Company, at its sole discretion, to assure itself that any sale or distribution by the Optionee complies with this Plan and any applicable federal or state securities law, may take all reasonable steps, including placing stop transfer instructions with the Company's transfer agent prohibiting transfers in violation of the Plan and affixing the following legend (and/or such other legend or legends as the Committee shall require) on certificates evidencing the shares:

        THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT TO THEM UNDER THE ACT OR A WRITTEN OPINION OF COUNSEL FOR THE HOLDER THEREOF, WHICH OPINION SHALL BE ACCEPTABLE TO APPROVED FINANCIAL CORP., THAT REGISTRATION IS NOT REQUIRED.

                                   SECTION 14
                EXCULPATION AND INDEMNIFICATION OF THE COMMITTEE

        The present, former and future members of the Committee, and each of them, who is or was a director, officer or employee of the Company shall be indemnified by the Company to the extent authorized in and permitted by the Company's Certificate of Incorporation, and/or Bylaws in connection with all actions, suits and proceedings to which they or any of them may be a party by reason of any act or omission of any member of the Committee under or in connection with the Plan or any Option granted thereunder.

                                   SECTION 15
                               COSTS AND EXPENSES

        All costs and expenses involved in administrating this Plan, direct and indirect, shall be borne by the Company.

                                   SECTION 16
                   ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        In the event of any change in the number of issued and outstanding shares of stock of the Company which results from a stock split, reverse stock split, the payment of a stock dividend or any other change in the capital structure of the Company such as merger, consolidation, reorganization or recapitalization, the Committee shall appropriately adjust (a) the maximum number of shares which may be issued under the Plan, (b) the number of shares subject to each outstanding Option, and (c) the price per share thereof (but not the total price), so that upon exercise of the Option, the Optionee shall receive the same number of shares he would have received had he been holder of all shares subject to his outstanding Options immediately before the effective date of such change in the number of issued shares of stock of the Company. Such adjustment shall not result in the issuance of fractional shares.

        The foregoing adjustments shall be made by the Committee, subject to approval by the Board of Directors. No Option granted pursuant to this Plan shall be adjusted in a manner that causes the Option to fail to continue to qualify as an "Incentive Option" within the meaning of Section 422A of the Internal Revenue Code or to fail to comply with Rule 16b-3 of the Securities Exchange Act of 1934 or regulations thereunder. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge or consolidate or dissolve, liquidate or sell, or transfer all or any part of its business or assets.

                                   SECTION 17
                              RIGHTS AS SHAREHOLDER

        An Optionee of an Option shall have no rights with respect to any shares covered by an Option until the date of the issuance of a stock certificate for such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 16 hereof.

                                   SECTION 18
                      TERMINATION OR AMENDMENT OF THE PLAN

        The Board of Directors may without the consent of the shareholders, at any time, suspend, amend, or terminate this Plan, provided that except as set forth in Section 16 hereof, no amendment may be adopted that will: (A) increase the number of shares reserved for Options under the Plan; (b) change the Option price or the method of determining the Option price; (c) change the provisions required for compliance with Section 422A of the Internal Revenue Code and Regulations issued thereunder; or (d) cause noncompliance with Rule 16b-3. The Board of Directors may amend the Plan to the extent permitted by law if they deem it advisable in order to comply with the applicable Internal Revenue Code provisions and with Rule 16b-3. The Board shall not amend the Plan so as to materially increase the benefits accruing to participants under the Plan or materially modify the requirements for eligibility for participation in the Plan without the approval of the shareholders of the Company. The amendment or termination of this Plan shall not, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted hereunder.

                                   SECTION 19
                                   AFFILIATION

        Except as provided in Section 20 hereof, if, for any reason other than disability or death, an Optionee ceases to be affiliated with the Company or a Subsidiary as an employee, the Options granted to such Optionee shall expire on the expiration dates specified for said Options at the time of their grant, or three (3) months after the Optionee ceases to be employed, whichever is earlier. During such period after cessation of affiliation, such Options shall be exercisable only as to those increments, if any which had become exercisable as of the date on which such Optionee ceased to be so affiliated with the Company or the Subsidiary, and any Options or increments which had not become exercisable as of such date shall expire automatically on such date.

                                   SECTION 20
                              TERMINATION FOR CAUSE

        If an Optionee's employment with the Company or a Subsidiary is terminated for cause, the Options granted to such Optionee shall automatically expire and terminate in their entirety immediately upon such termination; provided, however, that the Committee may, in its sole discretion, within thirty
(30) days of such termination, reinstate such Options by giving written notice of such reinstatement to the Optionee. In the event of such reinstatement, the Optionee may exercise the Options only to such extent, for such time, and upon such terms and conditions as if the Optionee had ceased to be employed by or affiliated with the Company or a Subsidiary upon the date of such termination for a reason other than cause, disability or death. The Committee shall within its sole discretion determine whether termination was for cause. The determination of the Committee with respect thereto shall be final and conclusive. For the purpose of this Section 20 "cause" shall include but not be limited to: (i) a breach of any employment agreement or any policy, rule, instruction, or order of the Company; (ii) any act or omission by Optionee which involves moral turpitude, gross negligence, dishonesty, bad faith, conflict of interest, intentionally lying to the Company, taking action prohibited by the Company, or breach of fiduciary duty; (iii) violation of any law or regulation applicable to the business of the Company; (iv) repeated neglect of duties; or
(v) failure to follow any lawful directive from the President or Board of Directors.

                                   SECTION 21
                                DEATH OF OPTIONEE

        If an Optionee dies while employed by the Company or a Subsidiary, or during the three-month period referred to in Section 19 hereof, the Options granted to such Optionee shall expire on the expiration dates specified for said Options at the time of their grant, or six (6) months after the date of such death, whichever is earlier. After such death, but before such expiration, subject to the terms and provisions of the Plan and the related Agreements, the person or persons to whom such Optionee's rights under the Options shall have passed by will or by the applicable laws of descent and distribution, or the executor of administrator of the Optionee's estate, shall have the right to exercise such Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee died.

                                   SECTION 22
                             DISABILITY OF OPTIONEE

        If an Optionee is disabled while employed by the Company or a Subsidiary, the Options granted to such Optionee shall expire on the expiration dates specified for said Options at the time of their grant, or one (1) year after the date such disability occurred, whichever is earlier. After such disability occurs, but before such expiration, the Optionee or the guardian or conservator of the Optionee's estate, as duly appointed by a court of competent jurisdiction, shall have the right to exercise such Options to the extent that increments, if any, had become exercisable as of the date on which the Optionee became disabled or ceased to be employed by or affiliated with the Company or a Subsidiary as a result of the disability. An Optionee shall be deemed to be "disabled" if it shall appear to the Committee, upon written certification delivered to the Company of a qualified licensed physician, that the Optionee has become permanently and totally unable to engage in any substantial gainful activity by reason of a medically determinable physical or mental impairment which can be expected to result in the Optionee's death, or which has lasted or can be expected to last for a continuous period of not less than 12 months. The Committee shall have the right (but not the obligation) to obtain and to rely solely upon the opinion of a duly licensed medical doctor appointed by the Committee. The Committee shall have the right to require any other proof deemed appropriate to the Committee.

                                   SECTION 23
                            EFFECT OF CERTAIN CHANGES

        a. LIQUIDATING EVENT. In the event of the proposed dissolution or liquidation of the Company, or in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off (each, a "Liquidating Event"), the Committee may provide that the holder of any Stock Options then exercisable shall have the right to exercise such Stock Options (at the price provided in the agreement evidencing the Stock Options) subsequent to the Liquidating Event, and for the balance of its term, solely for the kind and amount of shares of Stock and other securities, property, cash or any combination thereof receivable upon such Liquidating Event by a holder of the number of shares of Stock for or with respect to which such Stock Options might have been exercised immediately prior to such Liquidating Event; or the Committee may provide, in the alternative, that each Stock Option granted under the Plan shall terminate as of a date to be fixed by the Board; provided, however, that not less than 30 days written notice of the date so fixed shall be given to each Optionee and if such notice is given, each Optionee shall have the right, during the period of 30 days preceding such termination, to exercise his or her Stock Options as to all or any part of the shares of Stock covered thereby, without regard to any installment or vesting provisions in his or her Stock Options agreement, on the condition, however, that the Liquidating Event actually occurs; and if the Liquidating Event actually occurs, such exercise shall be deemed effective (and, if applicable, the Optionee shall be deemed a shareholder with respect to the Stock Options exercised) immediately preceding the occurrence of the Liquidating Event (or the date of record for shareholders entitled to share in such Liquidating Event, if a record date is set).

        b. MERGER OR CONSOLIDATION. In the case of any capital reorganization, any reclassification of the Stock (other than a change in par value or recapitalization described in Section 16 of the Plan), or the consolidation of the Company with, or a sale of substantially all of the assets of the Company to (which sale is followed by a liquidation or dissolution of the Company), or merger of the Company with another person (a "Reorganization Event"), the Committee may provide in the Stock Option Agreement, or if not provided in the Stock Option Agreement, may determine, in its sole and absolute discretion, to accelerate the vesting of outstanding Stock Options (a "Liquidity Event") in which case the Company shall deliver to the Optionees at least 15 days prior to such Reorganization Event (or at least 15 days prior to the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set) a notice which shall (i) indicate whether the Reorganization Event shall be considered a Liquidity Event and (ii) advise the Optionee of his or her rights pursuant to the agreement evidencing such Stock Options. If the Reorganization Event is determined to be a Liquidity Event, (i) the Surviving Corporation may, but shall not be obligated to, tender stock options or stock appreciation rights to the Optionee with respect to the Surviving Corporation, and such new options and rights shall contain terms and provisions that substantially preserve the rights and benefits of the applicable Stock Options then outstanding under the Plan, or (ii) in the event that no stock options or stock appreciation rights have been tendered by the Surviving Corporation pursuant to the terms of item (i) immediately above, the Optionee shall have the right, exercisable during a 10 day period ending on the fifth day prior to the Reorganization Event (or ending on the fifth day prior to the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set), to exercise his or her rights as to all or any part of the shares of Stock covered thereby, without regard to any installment or vesting provisions in his or her Stock Options agreement, on the condition, however, that the Reorganization Event is actually effected; and if the Reorganization Event is actually effected, such exercise shall be deemed effective (and, if applicable, the Optionee shall be deemed a shareholder with respect to the Stock Options exercised) immediately preceding the effective time of the Reorganization Event (or on the date of record for shareholders entitled to share in the securities or property distributed in the Reorganization Event, if a record date is set). If the Reorganization Event is not determined to be a Liquidity Event, the Optionee shall thereafter be entitled upon exercise of the Stock Options to purchase the kind and number of shares of stock or other securities or property of the Surviving Corporation receivable upon such event by a holder of the number of shares of the Stock which the Stock Options would have entitled the Optionee to purchase from the Company if the Reorganization Event had not occurred, and in any such case, appropriate adjustment shall be made in the application of the provisions set forth in this Plan with respect to the Optionee's rights and interests thereafter, to the end that the provisions set forth in the agreement applicable to such Stock Options (including the specified changes and other adjustments to the Exercise Price) shall thereafter be applicable in relation to any shares or other property thereafter purchasable upon exercise of the Stock Options.

        c. DECISION OF COMMITTEE FINAL. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive; provided, however, that each Incentive Stock Option granted pursuant to the Plan shall not be adjusted without the prior consent of the holder thereof in a manner that causes such Stock Option to fail to continue to qualify as an Incentive Stock Option.

        d. NO OTHER RIGHTS. Except as expressly provided in this Section 23, no Optionee shall have any rights by reason of any subdivision or consolidation of shares of Stock or the payment of any dividend or any other increase or decrease in the number of shares of Stock of any class or by reason of any Liquidating Event, merger, or consolidation of assets or stock of another corporation, or any other issued by the Company of shares of stock of any class, or securities convertible into shares of stock of any class; and except as provided in this
Section 23, none of the foregoing events shall affect, and no adjustment by reason thereof shall be made with respect to, the number of price or shares of Stock subject to Stock Options. The grant of Stock Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

                                   SECTION 24
                              EFFECT ON EMPLOYMENT

        Neither the adoption of the Plan, its operation, nor any documents describing or referring to the Plan (or any part thereof) shall confer upon any employee any right to continue in the employ of the Company or an Affiliate or in any way affect any right and power of the Company or an Affiliate to terminate the employment of any employee at any time with or without assigning a reason therefor.

                                   SECTION 25
                                  UNFUNDED PLAN

        The Plan, insofar as it provides for grants, shall be unfunded, and the Company shall not be required to segregate any assets that may at any time be represented by granted under the Plan. Any liability of the Company to any person with respect to any grant under the Plan shall be based solely upon any contractual obligations that may be created pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Company.

                                   SECTION 26
                  DISQUALIFYING DISPOSITION; WITHHOLDING TAXES

        a. DISQUALIFYING DISPOSITION. Optionees who make a "disposition" (as defined in the Code) of all or any of the Stock acquired through the exercise of Stock Options within two years from the date of grant of the Stock Option, or within one year after the issuance of Stock relating thereto, must immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such Stock; and each Optionee agrees that he or she shall maintain all such Stock in his or her name so long as he or she maintains beneficial ownership of such Stock. A "disposition" within two years from the date of grant of the stock option or within one year after the issuance of the stock upon exercise of the option, will cause Employee to recognize income in the year of the disqualifying disposition.

        b. WITHHOLDING REQUIRED. Each Optionee shall, no later than the date as of which the value derived from Stock Options first becomes includable in the gross income of the Optionee for income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to the Stock Options or their exercise. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Optionee shall, to the extent permitted by law, have the right to request that the Company deduct any such taxes from any payment of any kind otherwise due to the Optionee.

        c. WITHHOLDING RIGHT. The Committee may, in its discretion, grant to an Optionee the right (a "Withholding Right") to elect to make such payment by irrevocably requiring the Company to withhold from shares issuable upon exercise of the Stock Options that number of full shares of Stock having a Fair Market Value on the Tax Date (as defined below) equal to the amount (or portion of the amount) required to be withheld. The Withholding Right may be granted with respect to all or any portion of the Stock Options.

        d. EXERCISE OF WITHHOLDING RIGHT. To exercise a Withholding Right, the Optionee must follow the election procedures set forth below, together with such additional procedures and conditions as may be set forth in the related Stock Option Agreement or otherwise adopted by the Committee.

               (i) The Optionee must deliver to the Company his or her written notice of election (the "Election") to have the Withholding Right apply to all (or a designated portion) of his or her Stock Options prior to the date of exercise of the Right to which it relates.

               (ii) Unless disapproved by the Committee as provided in Subsection (iii) below, the Election once made will be irrevocable.

               (iii)No Election is valid unless the Committee consents to the Election; the Committee has the right and power, in its sole discretion, with or without cause or reason therefor, to consent to the Election, to refuse to consent to the Election, or to disapprove the Election; and if the Committee has not consented to the Election on or prior to the date that the amount of tax to be withheld is, under applicable federal income tax laws, fixed and determined by the Company (the "Tax Date"), the Election will be deemed approved.

               (iv) If the Optionee on the date of delivery of the Election to the Company is a person subject to Section 16(b) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), the following additional provisions will apply:

                    (A) the Election cannot be made during the six calendar
               month period commencing with the date of the grant of the Withholding Right (even if the Stock Options to which such Withholding Right relates have been granted prior to such date); provided, that this Subsection (A) is not applicable to any Optionee at any time subsequent to the death, Disability or Retirement of the Optionee;

                    (B) the Election (and the exercise of the related Stock
               Option) can only be made during the specific period expressly provided in Rule 16b-3(e)(3); and

                    (C) notwithstanding any other provision of this Section, no person subject to Section 16(b) of the Exchange Act shall have the right to make any Election unless the Company has been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least a year prior to the transaction and has filed all reports and statements required to be filed pursuant to that Section for that year.

        e. EFFECT. If the Committee consents to an Election of a Withholding
        Right:

               (i) upon the exercise of the Stock Options (or any portion thereof) to which the Withholding Right relates, the Company will withhold from the shares otherwise issuable that number of full shares of Stock having an actual Fair Market Value equal to the amount (or portion of the amount, as applicable) required to be withheld under applicable federal, state and/or local income tax laws as a result of the exercise; and

               (ii) if the Optionee is then a person subject to Section 16(b) of the Exchange Act who has made an Election, the related Stock Options may not be exercised, nor may any shares of Stock issued pursuant thereto be sold, exchanged or otherwise transferred, unless such exercise, or such transaction, complies with an exemption from Section 16(b) provided under Rule 16b-3.

                                   SECTION 27
                                     NOTICES

        All notices and demands of any kind which the Committee, or any Optionee, or other person may be required or desires to give under the terms of this Plan shall be in writing and shall be delivered in hand to the person or persons to whom addressed (in the case of the Committee, with the Chief Executive Officer or Chief Financial Officer, or Secretary of the Corporation), or by mailing a copy thereof, properly addressed, by certified or registered mail, postage prepaid, with return receipt requested. Notice to Optionee, if mailed, shall be mailed to the last known address of Optionee. No notice will be effective without compliance with all requirements in the written Agreement.


                                   SECTION 28
                    LIMITATION ON OBLIGATIONS OF THE COMPANY

        All obligations of the Company arising under or as a result of this Plan or Options granted hereunder shall constitute the general unsecured obligations of the Company, and not of the Board of Directors of the Company, any member thereof, the Committee, any member thereof, any officer of the Company, or any other person or any Subsidiary, and none of the foregoing, except the Company, shall be liable for any debt, obligation, cost or expense hereunder.

                                   SECTION 29
                              LIMITATION OF RIGHTS

        Except as otherwise provided by the terms of the Plan, the Committee, in its sole and absolute discretion, is entitled to determine who, if anyone, is an Eligible Optionee under this Plan, and which, if any, Eligible Optionee shall receive any grant. No oral or written agreement by any other person not acting on behalf of the Committee relating to this Plan is authorized, and such may not bind the Company or the Committee to make any grant to any person.

                                   SECTION 30
                                  SEVERABILITY

        If any provision of this Plan is applied to any person or to any circumstance shall be adjudged by a court of competent jurisdiction to be void, invalid, or unenforceable, the same shall in no way affect any other provision hereof, the application of any such provision in any other circumstances, or the validity or enforceability hereof.

                                   SECTION 31
                                  CONSTRUCTION

        Where the context or construction requires, all words applied int he plural herein shall be deemed to have been used in the singular and vice versa, and the masculine gender shall include the feminine and the neuter and vice versa.

                                   SECTION 32
                                    HEADINGS

        The headings of the several paragraphs herein are inserted solely for convenience of reference and are not intended to form a part of and are not intended to govern, limit or aid in the construction of any term or provision hereof.

                                   SECTION 33
                                   SUCCESSORS

        This Plan shall be binding upon the respective successors, assigns, heirs, executors, administrators, guardians and personal representatives of the Company and Optionees.

                                   SECTION 34
                                  GOVERNING LAW

        The provisions of this Plan shall be construed in accordance with the laws of the State of Virginia.

                                                                       EXHIBIT B
                          NOTICE OF EXERCISE OF OPTION


        The undersigned ("Optionee") hereby exercises his option for ________ shares of common stock of APPROVED FINANCIAL CORP. ("Company"). The Optionee hereby agrees to pay the sum of $_____________ per share.

        The Optionee hereby represents and warrants that he is executing his option and making the contribution provided herein for his own account for investment purposes and not with any view toward or intention of resale or redistribution of any part of the stock acquired in the Company.

        The Optionee hereby acknowledges that he is acquiring an investment which is not now nor anticipated to be registered under any federal or state securities law and agrees that he shall not transfer, sell, assign, pledge or otherwise dispose of his stock interest (or any rights under this Agreement) unless the common stock is registered under the Securities Act of 1933 and applicable state Blue Sky Laws, or, in the opinion of counsel for the Company, prepared at the expense of the Optionee and the Optionee's future transferee, there is available an exemption from such registration with respect to the proposed transfer. The Optionee further acknowledges that there shall be no obligation on the part of the Company or of any Officer or Director to permit or cause such state or federal registration.

               The Optionee hereby consents to the following actions of the
Company:

               1. A legend shall be placed on any certificate issued referring to or evidencing the stock interest stating that the common stock has not been registered under the Securities Act of 1933 or any state Blue Sky Law and setting forth the limitations on resale;

               2. Appropriate records of the Company shall contain stop transfer instructions reflecting the restrictions on transfer; and

               3. The same actions shall be taken in connection with any certificate evidencing a stock interest issued in replacement of the Optionee's interest or issued to any transferee of the Optionee.

               The Optionee represents and warrants that he:

        1. Has received and reviewed the most recent annual report of the Company;

        2. Has executed his option relying solely on the information set forth in the most recent annual report and information furnished by the Company pursuant to Optionee's own request;

        3. Is aware that with respect to such information, the Company warrants only that it was assembled by it in good faith from sources which it deemed reliable and it has no knowledge which would lead it to believe that any such information is incorrect or misleading;

        4. Is aware that the Company is willing upon request to provide to the Optionee any additional information which the Company has access to in respect to the Company and to answer any questions of Optionee;

        5. Is aware that there is no public market for this investment and it may not be possible to liquidate this investment;

        6. Understands and acknowledges that under current interpretations of relevant securities laws that an exemption from registration whereby the Optionee could resell his shares does not exist but may only come into being after the Optionee has held the investment for at least several years and the potential for any exemption can change if applicable laws, regulations or court interpretations change;

        7. Understands and acknowledges that no registration under federal or state securities laws is planned, or assured, and that the Company has no intention of ever attempting to register the common stock now or in the future;

        8. Has read the Incentive Stock Option Plan of the Company, a copy of which is attached to and incorporated into the Option contract between Optionee and the Company; and

        9. Understands that counsel for the Company may file relevant forms with the Securities and Exchange Commission within a specified time after receipt of this letter and will cooperate in providing any necessary information to the Company in that regard, promptly and that the Company shall have the absolute right to defer the date of exercise until counsel for Company determines that all laws and regulations are complied with including sufficient time to file the appropriate forms or any other required filings or notices.



OPTIONEE INFORMATION (Type or Print):


Name of Optionee

Address

_________________________________________________________________________    Zip

Social Security/Fed. ID #

Telephone No. (___)___________

Date Executed: _______________
                                                   (Signature of Optionee)